SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):     April 27, 2006

Stillwater Mining Company
(Exact name of registrant as specified in its charter)

Delaware	1-13053	81-0480654

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1321 Discovery Drive, Billings, Montana		59102

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (406) 373-8700

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition.

          On April 27, 2006, Stillwater Mining Company issued a press release for the quarterly period ended March 31, 2006.  The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits.

(d)       Exhibits.

99.1     Press release issued on April 27, 2006 by Stillwater Mining Company.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STILLWATER MINING COMPANY

Dated: April 27, 2006	By:	/s/ John Stark

	Name:	John Stark
	Title:	Vice President

EXHIBIT INDEX

Number	Title

99.1	Press release issued on April 27, 2006 by Stillwater Mining Company.